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                                                                 EXHIBIT 10.31.1

                    FIRST AMENDMENT TO THE REFERRAL AGREEMENT

This First Amendment to the Referral Agreement (" First Amendment") is made effective as of March __, 2003, by and between WFS Financial Inc, a California corporation ("WFS"), and Western Financial Bank, a federally chartered bank ("WFB"), and hereby amends the Referral Agreement ("Agreement") entered into by the parties on September 16, 2002 with reference to the following:

                                    RECITALS

      WHEREAS, the parties have entered into the Agreement on September 16, 2002;

      WHEREAS, the parties desire to amend the Agreement to remove WestFin Insurance Agency as a party to the Agreement; and

      WHEREAS, the parties further desire to amend the Agreement to supercede Exhibit A to the Agreement with Exhibit A-1, attached hereto, in order to remove any referrals to WestFin Insurance Agency.

      NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and in reliance upon the recitals set forth above, the Agreement is amended as follows:

                                    AGREEMENT

      1. WestFin Insurance Agency is hereby removed as a party to the Agreement.

      2. Exhibit A to the Agreement is hereby superceded by Exhibit A-1, attached hereto in order to remove any referrals to WestFin Insurance Agency.

      3. Except as specifically amended herein, all terms of the Agreement shall remain in full force and effect.

      4. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

      Wherefore, the undersigned have executed this First Amendment on the date set forth below to be effective as of the date first set forth above.

WFS FINANCIAL INC                             WESTERN FINANCIAL BANK


-----------------------------------           ----------------------------------
Mark Olson, Senior Vice President             Lee Whatcott,
Controller                                    Senior Executive Vice President
                                              Chief Financial Officer
                                              Chief Operating Officer
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                                   EXHIBIT A-1

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REFERRING PARTY    USING PARTY          PURPOSE                REFERRAL FEE       PAYABLE
------------------------------------------------------------------------------------------

WFS                WFB           Checking Account             $25                Monthly
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WFS                WFB           Money Market Account         $25                Monthly
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WFB                WFS           Origination of Consumer      $250 per funded    Monthly
                                 Auto Loans (applicable to    loan
                                 National Business Centers
                                 Only)
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WFS                WFB           Credit Card Fees related     WFB 51.94%         Quarterly
                                 to First USA Agent Banks     WFS 48.06%
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